UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

Red Cat Holdings, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-31587	86-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1607 Ponce de Leon Ave, Suite 407 San Juan, PR	00909
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective as of January 29, 2020, Red Cat Holdings, Inc., a Nevada corporation (the “Company”), and Ciro E. Adams, CPA, LLC mutually agreed to terminate Ciro E. Adams, CPA, LLC’s engagement as the Company’s independent registered public accounting firm. The termination of Ciro E. Adams, CPA, LLC as the Company’s independent auditors was approved by the Company’s board of directors on January 29, 2020.

Ciro E. Adams, CPA, LLC had served as the Company’s independent auditors since August 6, 2019 and did not conduct an audit on any of the Company’s financial statements. However, prior to Ciro E. Adams, CPA, LLC’s termination, the firm reviewed the Company’s unaudited interim reports in the Company’s transition report for the transition period from April 1, 2019 to June 30, 2019, and quarterly reports for the periods ended July 31, 2019 and October 31, 2019 (the “Reports”). In connection with its review of the Reports, Ciro Adams, CPA, LLC advised the Company that, if it had been required to issue review reports on the Company's financial statements included in the Reports, it would have included explanatory paragraphs that noted that there were substantial doubts about the Company’s ability to continue as a going concern in light of the Company’s accumulated losses. The Company recognizes these concerns and included footnotes to the financial statements in each of the Reports with regard to this matter, including its plans to address these going concern doubts.

Between August 6, 2019 and January 29, 2020, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ciro E. Adams, CPA, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K, except that Ciro E. Adams, CPA, LLC advised the Company that it did not believe the internal controls necessary for the Company to develop reliable financial statements existed. The Company is working to remediate the identified material weaknesses and other deficiencies and enhance its internal controls, and has recently appointed an experienced Chief Financial Officer to strengthen its internal controls, including through the proper segregation of duties and the review of the Company’s financial statements to ensure compliance with generally accepted accounting principles.

The Company provided Ciro E. Adams, CPA, LLC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Ciro E. Adams, CPA, LLC provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Ciro E. Adams, CPA, LLC’s letter, dated February 3, 2020, is filed herewith as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

16.1	Letter from Ciro E. Adams, CPA, LLC to the Securities and Exchange Commission, dated February 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2020

RED CAT HOLDINGS, INC.

By:	/s/ Jeffrey Thompson
Jeffrey Thompson President and Chief Executive Officer